UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

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CAREPAYMENT TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Oregon	001-16781	91-1758621
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

5300 Meadows Rd., Suite 400, Lake Oswego, Oregon		97035
(Address of principal executive offices)		(Zip Code)

(503) 419-3505

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 5, 2012, the Board of Directors (the "Board") of CarePayment Technologies, Inc., an Oregon corporation (the "Company"), appointed William C. McCormick, 78, as Chairman of the Board. Mr. McCormick has been a member of the Board since December 31, 2011. Mr. McCormick is a member of the Advisory Board of Aequitas Capital Management, Inc. ("Aequitas"), an affiliate of the Company,

Also effective June 5, 2012, the Board appointed Andrew N. MacRitchie, 48, as the Company's Chief Compliance Officer. Mr. MacRitchie has been a member of the Board since November 7, 2011. Mr. MacRitchie joined Aequitas in 2007 and currently is an Executive Vice President of Aequitas.

Pursuant to General Instruction B.3 of Form 8-K, the biographical information regarding Mr. McCormick and Mr. MacRitchie contained in the Company's Information Statement on Schedule 14C, filed May 16, 2012, under the capitation "Election of Directors" is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 5, 2012, the Company held an annual meeting of shareholders at which the Company's shareholders voted upon (1) the election of William C. McCormick, Brian A. Oliver, Andrew N. MacRitchie and Craig J. Froude as directors of the Company, each to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified, and (2) the ratification of the appointment of Peterson Sullivan LLP as the independent registered public accounting firm of the Company.

At the annual meeting, shares of the capital stock of the Company comprising 82,350,327 votes entitled to be cast at the meeting, out of shares comprising a total of 86,049,386 votes entitled to be cast at the meeting, voted in favor of each nominee for director and the ratification of the appointment of Peterson Sullivan LLP as the independent registered public accounting firm of the Company. There were no votes cast against or withheld or any abstentions or broker non-votes with respect to any of the matters voted on at the annual meeting of shareholders.

Mr. James T. Quist resigned as a director of the Company before the annual meeting of shareholders. Following the annual meeting of shareholders, Mr. McCormick, Mr. Oliver, Mr. MacRitchie and Mr. Froude comprise the entire Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CarePayment Technologies, Inc.
(Registrant)

Date: June 11, 2012
/s/ Patricia J. Brown
Patricia J. Brown
Chief Financial Officer